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                                                                  EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-3 of our report dated February 10, 2000 relating to the financial statements, which appears in RoweCom Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
April 18, 2000